Accounts Receivable, Net	12 Months Ended
Sep. 30, 2025
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

3. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net, consists of the following:

	As of September 30,		As of September 30,
	2025	2025	2024
	HK$	US$	HK$
Accounts receivable	2,040,552	262,251	1,387,862
Less: allowance for credit loss	(965,612)	(124,100)	(113,362)
Accounts receivable, net	1,074,940	138,151	1,274,500

The following table presents movement in allowance for credit loss:

	As of September 30,		As of September 30,
	2025	2025	2024
	HK$	US$	HK$
Balance at beginning of the year	113,362	14,569	213,362
Addition	906,250	116,471	—
Reversal	(54,000)	(6,940)	(100,000)
Balance at end of the year	965,612	124,100	113,362

As of September 30, 2022, an allowance for credit loss in the amount of HK$313,362 has been recorded due to a significant increase in credit risk from one specific customer, and such receivable is not expected to be settled and the bad debt allowance was provided accordingly. HK$200,000 (approximately US$25,704) has been received in April 2023 and December 2023 and allowance has been reversed accordingly. HK$54,000 (approximately US$6,940) has been reversed during 2025. As of September 30, 2025, remaining balance is HK$59,362.

As of September 30, 2025, an allowance for credit loss in the amount of HK$906,250 has been recorded due to a significant increase in credit risk from 3 specific customers, and such receivable is not expected to be settled and the bad debt allowance was provided accordingly.

Up to the date of this annual report, accounts receivable of HK$423,385 (approximately US$54,413) of the HK$1,074,940 in accounts receivable as of September 30, 2025 have been settled and there was no issue on recoverability except the allowance for credit loss which is provided in above.